UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

516-466-3100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 8, 2014, we filed a Current Report on Form 8-K (the “Current Report”) disclosing that we entered into a joint venture and the purchase by the venture of three multi-family properties located at 1 Club Parkway, Nashville, TN, 7601 North Chicot Road, Little Rock, AK and 1945 North Rock Road, Wichita, KS, (collectively the “Triple Play Properties” or  the “Properties”) for a contract purchase price of $54.3 million, of which $35.3 million was financed with assumed mortgage debt.

We are filing this amendment to the Current Report to include under (i) Item 9.01(a), to include the audited statement of revenues and certain expenses of the Properties and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition of the Properties.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired-Triple Play Properties	Page
	(i) Independent Auditor’s Report	1
	(ii) Statement of Revenues and Certain Expenses for the year ended December 31, 2013	2
	(iii) Notes to Statement of Revenues and Certain Expenses	3

(b)	Unaudited Pro Forma Consolidated Financial Statements.	4
	(i) Pro Forma Consolidated Balance Sheet at December 31, 2013	5
	(ii) Pro Forma Consolidated Statement of Income:
	For the year ended September 30, 2013	6
	For the three months ended December 31, 2013	7
	(iii) Notes to Pro Forma Consolidated Financial Statements	8

(c)	Exhibits
	Exhibit No. Title of Exhibit
	23.1 Consent of BDO USA, LLP dated May 6, 2014

Independent Auditor’s Report

Board of Trustees and Shareholders
BRT Realty Trust and Subsidiaries
Great Neck, New York 11021

We have audited the accompanying statement of revenues and certain expenses of the properties located at 1 Club Parkway, Nashville, TN, 7601 North Chicot Road, Little Rock, AK and 1495 North Rock Road, Wichita, KS (collectively the “Properties”) for the year ended December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the Properties’ preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of the Properties for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Properties’ revenues and expenses.

/s/ BDO USA, LLP
New York, New York
May 6, 2014

Triple Play Properties
Statement of Revenues and Certain Expenses

Year Ended December 31, 2013
Revenues:
Rental and other income	$7,709,000

Certain Expenses:
Real estate taxes	544,000
Management fees	304,000
Utilities	486,000
Payroll	1,001,000
Insurance	170,000
Repairs and maintenance	716,000
Other operating expenses	199,000
Total certain expenses	3,420,000

Revenues in excess of certain expenses	$4,289,000

See Independent Auditor’s report and accompanying notes to the Statement of Revenues and Certain Expenses.

Triple Play Properties
Notes to Statement of Revenues and Certain Expenses

1.     Organization

The properties, located at 1 Club Parkway, Nashville, TN, 7601 North Chicot Road, Little Rock, AK and 1495 North Lock Road, Wichita, KS (the “Triple Play Properties” or the “Properties”), are garden apartment complexes containing 968 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts.  BRT owns and operates multi-family properties, originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate properties in the United States and owns and operates commercial and mixed use real estate assets.

On April 2, 2014, a consolidated joint venture comprised of our wholly owned subsidiary and an unaffiliated joint venture partner acquired the Properties for a contract purchase price of $54.3 million, financed with $35.3 million of assumed mortgage debt.

2.     Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenues and certain expenses of the Properties have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K.  Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned properties.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns the Properties was organized as a limited liability company and is not directly subject to federal or state income taxes.

3.     Subsequent Events

Subsequent events were evaluated from December 31, 2013 through May 6, 2014, the date on which the statement of revenues and certain expenses were issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On April 2, 2014, a wholly owned subsidiary of BRT Realty Trust (“the Trust”) and an unaffiliated joint venture partner, acquired three multi-family garden apartment complexes located at 1 Club Parkway, Nashville, TN, 7601 North Chicot Road, Little Rock AK and 1945 North Lock Road, Wichita, KS (the “Triple Play Properties” or the “Properties”) containing an aggregate of 968 units for a contract purchase price of $54.3 million, including $35.3 of assumed mortgage debt.

On January 21, 2014, TRB Waterside LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired a multi-family garden apartment complex located at 8380 Whipporwill Drive, Indianapolis, Indiana (“Waterside at Castleton”) containing 400 units for a contract purchase price of $18.8 million, including $14.5 million of mortgage debt.

On November 22, 2013, TRB Columbus LLC, a wholly-owned subsidiary of the Trust, acquired a 264 unit multi-family garden apartment complex located at 4551 Durrow Drive, Columbus, Ohio (“Newbridge Commons”), for a contract purchase price of $14.1 million, including $10.7 million of assumed mortgage debt.

The pro forma unaudited consolidated balance sheet is presented as if the acquisitions had been completed on December 31, 2013.  The pro forma unaudited consolidated statement of income for the year ended September 30, 2013 is presented as if the acquisition of the Triple Play Properties, Waterside at Castleton and Newbridge Commons had been completed on October 1, 2012.  The unaudited pro forma consolidated statement of income for the three months ended December 31, 2013 is presented as if the acquisition of the Triple Play Properties, Waterside at Castleton and Newbridge Commons had been completed on October 1, 2013.

The pro forma unaudited consolidated statement of income for the three months ended December 31, 2013 has been adjusted to reflect the income and certain expense items of Newbridge Commons (as defined) from the date of acquisition through December 31, 2013.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2013.

The pro forma unaudited consolidated statements of income are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisitions on October 1, 2012 and October 1, 2013, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED BALANCE SHEET
At December 31, 2013
(Amounts in thousands, except per share data)

	The Trust Historical	Previously Reported Acquisitions	Purchase of Triple Play Properties	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $14,685	$479,681	$18,830	$54,250	$552,761

Real estate loans, net, all earning interest	20,250	-	-	20,250
Cash and cash equivalents	52,306	(4,824)	(14,951)	32,531
Restricted cash – construction holdbacks	25,074	-	-	25,074
Deferred costs	13,058	156	368	13,582
Prepaid expenses	4,102	-	-	4,102
Assets of discontinued operations	7,095	-	-	7,095
Other assets	12,005	2,032	528	14,542
Total Assets	$613,571	$16,194	$40,195	$669,937

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$369,795	$14,500	$35,265	$419,537
Junior subordinated notes	37,400	-	-	37,400
Accounts payable and accrued liabilities	7,817	326	371	8,514
Deposits payable	1,424	76	128	1,628
Deferred income	25,848	-	-	25,848
Liabilities of discontinued operations	4,768	-	-	4,768
Total Liabilities	447,052	14,902	35,764	497,695

Commitments and contingencies	-	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	-	-	-	-
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,535 issued	40,606	-	-	40,606
Additional paid-in capital	165,943	-	-	165,943
Accumulated other comprehensive income	21	-	-	21
Accumulated deficit	(70,305)	-	-	(70,305)
Total BRT Realty Trust shareholders’ equity	136,265	-	-	136,265
Non-controlling interests	30,254	1,292	4,431	35,977
Total Equity	166,519	1,292	4,431	172,242
Total Liabilities and Equity	$613,571	$16,194	$40, 195	$669,937

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2013
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions (d)		Purchase of Triple Play Properties		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$30,592	$5,015		$7,592			$43,199
Interest and fees on real estate loans	9,946	-		-			9,946
Other income	2,279	-		-			2,279
Total revenues	42,817	5,015		7,592			55,424
Expenses:
Operating expenses relating to real estate properties	16,409	2,707		3,724			22,840
Interest expense	12,487	1,184	(a)	1,620	(a)		15,291
Advisor’s fees, related party	1,802	114	(b)	195	(b)		2,111
Property acquisition costs	2,466	-		-			2,466
General and administrative—including $779 to related party	7,448	-		-			7,448
Depreciation and amortization	7,094	877	(c)	1,447	(c)		9,418
Total expenses	47,706	4,882		6,986			59,574
Total revenues less total expenses	(4,889)	133		606			(4,150)
Equity in earnings of unconsolidated ventures	198	-		-			198
Gain on sale of available-for-sale securities	530	-		-			530
Gain on sale of partnership interest	5,481	-		-			5,481
Income from continuing operations	1,320	133		606			2,059

Discontinued operations:
Gain on sale of real estate assets	769	-		-			769
Net income	2,089	133		606			2,828
Plus: net loss (income) attributable to non-controlling interests	2,924	(31)		(160)			2,733
Net income attributable to common shareholders	$5,013	$102		$446			$5,561

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.30	$.01		$.03		$	. 34
Discontinued operations	.05	-		-			.05
Basic and diluted income per share	$.35	$.01		$.03			$.39

Amounts attributable to BRT Realty Trust:
Income from continuing operations	$4,244	$102		$446			$4,792
Discontinued operations	769	-		-			769
Net income	$5,013	$102		$446			$5,561
Weighted average number of common shares outstanding:
Basic and diluted	14,137,091	14,137,091		14,137,091			14,137,091

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2013
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions(d)	Purchase of Triple Play Properties		The Trust Pro Forma As Adjusted
Revenues:
Rental and other revenue from real estate properties	$13,439	$1,038	$1,899			$16,376
Interest and fees on real estate loans	1,138	-	-			1,138
Other income	271	-	-			271
Total revenues	14,848	1,038	1,899			17,785
Expenses:
Operating expenses relating to real estate properties	7,442	577	931			8,950
Interest expense	4,700	246 (a)	405	(a)		5,351
Advisor’s fees, related party	449	29 (b)	49	(b)		527
Property acquisition costs	1,181	-	-			1,181
General and administrative—including $213 to related party	1,756	-	-			1,756
Depreciation and amortization	3,141	189 (c)	362	(c)		3,692
Total expenses	18,669	1,041	1,747			21,457
(Loss) income from continuing operations	(3,821)	(3)	152			(3,672)

Discontinued operations:
Income from Operations	70	-	-			70
Net (Loss) income	(3,751)	(3)	152			(3,602)
Plus: net loss attributable to non-controlling interests	1,018	(8)	(40)			970
Net (loss) income attributable to common shareholders	$(2,733)	$(11)	$112			$(2,632)

Basic and diluted per share amounts attributable to common shareholders:
(Loss) income from continuing operations	$(.20)	$-	$.01			$(.19)
Discontinued operations	-	-	-			-
Basic and diluted (loss) income per share	$(.20)	$-	.01			$(.19)

Amounts attributable to BRT Realty Trust:
(Loss) income from continuing operations	(2,803)	$(11)	$112			$(2,703)
Discontinued operations	70	-	-			70
Net (Loss) income	(2,733)	$(11)	$112		$	(2,632)
Weighted average number of common shares outstanding:
Basic and diluted	14,162,887	14,162,887	14,162,887			14,162,887

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption “Equity in earnings of unconsolidated ventures”.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma unaudited consolidated statements of income for the Triple Play Properties for the year ended September 30, 2013 and the three months ended December 31, 2013.

a)
To reflect the interest expense resulting from the mortgages securing the Triple Play Properties, Waterside at Castleton and Newbridge Commons which expense is calculated using interest rates ranging from 3.63% to 5.91% respectively, and includes amortization of loan related fees.

b)	To reflect the advisory fees to be paid by the Trust pursuant to the Amended and Restated Advisory Agreement, as amended.

c)	To reflect depreciation expense on the estimated useful life of the properties of 30 years.

d)	Refers to the acquisition of Newbridge Commons and Waterside at Castleton.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
May 6, 2014 Great Neck, NY		George Zweier Vice President and Chief Financial Officer